UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2025
IAC Inc.
(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West 18th Street,	New York,	NY	10011
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Regulation FD Disclosure.
On June 12, 2025, IAC Inc. (the “Company” or “IAC”) posted a revised version of “Management's Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Financial Statements and Supplementary Data” contained in the Annual Report on Form 10-K for the year ended December 31, 2024 (File No. 001-39356) filed by the Company on February 28, 2025, and as amended on April 29, 2025 by the Amendment No. 1 on Form 10-K/A (as amended, the “Annual Report”) to reflect Angi Inc. (“Angi”), including Total Home Roofing, LLC (“Roofing”), as discontinued operations within IAC's consolidated financial statements for all periods prior to the spin-off of Angi by means of a special dividend (the “Distribution”) of all shares of Angi capital stock held by IAC to holders of its common stock and Class B common stock on March 31, 2025.
As a result of the Distribution, IAC no longer owns any shares of Angi’s capital stock and Angi became an independent public company. On November 1, 2023, Angi completed the sale of Roofing and reflected it as a discontinued operation in its standalone financial statements. At the time of its sale, Roofing did not meet the threshold to be reflected as a discontinued operation at the IAC level, therefore, IAC moved Roofing to Emerging & Other. As a result of the Distribution, the operations of Angi, which include Roofing, are accounted for as discontinued operations by IAC in accordance with ASC 205, “Presentation of Financial Statements.”
The above sections, as updated, are included in Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”), which replaces the “Management's Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Financial Statements and Supplementary Data” contained in the Annual Report, and only reflects the changes described above. This Form 8-K does not modify or update other Annual Report information in any way, nor does it reflect any subsequent information or events, other than as required to reflect Angi as discontinued operations.
The information contained in this Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits
Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1	Supplemental financial information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC Inc.

By:	/s/ CHRISTOPHER HALPIN
Name:	Christopher Halpin
Title:	Executive Vice President, Chief Financial Officer and Chief Operating Officer
Date: June 12, 2025
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